POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Point West Capital Corporation (the "Company"), does hereby constitute and appoint John Ward Rotter as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2001.

/s/ Alan B. Perper

Alan B. Perper

POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Point West Capital Corporation (the "Company"), does hereby constitute and appoint John Ward Rotter as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2001.

/s/ Bradley N. Rotter

Bradley N. Rotter

POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Point West Capital Corporation (the "Company"), does hereby constitute and appoint John Ward Rotter as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of February, 2001.

/s/ Conrad W. Hewitt

Conrad W. Hewitt

POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Point West Capital Corporation (the "Company"), does hereby constitute and appoint John Ward Rotter as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of February, 2001.

/s/ Stephen T. Bow

Stephen T. Bow

X

POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Point West Capital Corporation (the "Company"), does hereby constitute and appoint John Ward Rotter as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _______________, 2001.

                                                                                                      /s/ Alan B. Perper

Alan B. Perper X

POWER OF ATTORNEY

The undersigned, as a director and/or an officer of Point West Capital Corporation (the "Company"), does hereby constitute and appoint John Ward Rotter as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _______________, 2001.

                                                                                                      /s/ Alan B. Perper

Alan B. Perper X